                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:

     /X/ Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                         PANCHO'S MEXICAN BUFFET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No fee required.

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

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

                      [PANCHO'S MEXICAN BUFFET, INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               December 22, 1999

     The Annual Meeting of Stockholders of PANCHO'S MEXICAN BUFFET, INC., will be held at the Company's restaurant (Pancho's Mexican Buffet) 68 Broadway Square, Gus Thomasson Rd., Mesquite, TX 75150 on Wednesday, February 2, 2000 at 10:00 a.m. for the following purposes:

          (1) To elect three (3) Directors;

          (2) To consider and act upon a proposal to adopt the 1998 Restricted Stock Plan for Non-Employee Directors; and approve stock previously issued under such Plan.

and to transact such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of Common Shares of record on the books of the Company at the close of business on December 16, 1999 will be entitled to vote at the meeting or any adjournment thereof.

     A complete list of Stockholders entitled to vote will be available for examination and inspection by any Stockholder from January 21-February 2, 2000, during usual business hours, at the Company's restaurant, Pancho's Mexican Buffet, 68 Broadway Square, Gus Thomasson Rd., Mesquite, TX 75150.

                                            By Order of the Board of Directors

                                                     SAMUEL L. CARLSON
                                                         Secretary

Fort Worth, Texas
December 22, 1999

                         PANCHO'S MEXICAN BUFFET, INC.

3500 Noble Avenue                                        Fort Worth, Texas 76111

                         (Principal Executive Offices)

                                PROXY STATEMENT

     The following information is submitted concerning the enclosed Proxy and the matters to be acted upon under the authority thereof at the Annual Meeting of Stockholders of the Company to be held on the 2nd day of February, 2000, or any adjournment thereof pursuant to the enclosed notice of said meeting.

                          INFORMATION CONCERNING PROXY

     The Proxy is solicited on behalf of the Board of Directors of the Company. It may be revoked by the Stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date. The Proxy shall be suspended if the Stockholder shall be present at the meeting and elects to vote in person.

     Unless contrary instructions are indicated on the Proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked or suspended before they are voted) will be voted for the proposals to elect three directors and act upon a proposal to adopt the 1998 Restricted Stock Plan for Non-Employee Directors and approve the issuance of stock previously issued under the Plan. The presence, in person, or by proxy, of the holders of a majority of the issued and outstanding Common Shares on December 16, 1999 is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as shares present in the determination of whether the shares of stock represented at the meeting constitute a quorum. Because the three nominees receiving the highest vote totals will be elected as Directors, abstentions and broker non-votes will not affect the outcome of the election. The affirmative vote of a majority of the Common Shares present, or represented by proxy, and entitled to vote at the Annual Meeting is necessary for approval of the proposal to adopt the 1998 Restricted Stock Plan for Non-Employee Directors and approve the issuance of stock previously issued under the Plan.

     The cost of solicitation of Proxies by the Board will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, executive officers and employees of the Company personally or by telephone or facsimile. Forms of proxy material also may be distributed through brokers, custodians and other like parties to the beneficial owners of the Company's common stock, and the Company may reimburse such parties for their reasonable out-of-pocket and clerical expenses incurred in connection therewith.

     The securities of the Company entitled to vote at the meeting consist, as of December 16, 1999, of 1,464,006 Common Shares of a par value of $.10 per share. Only Stockholders of record on the books of the Company at the close of business on that date will be entitled to vote at the meeting. Each share is entitled to one vote on each matter to be voted on at the meeting. There are no cumulative voting rights.

     The approximate date on which this Proxy Statement and the enclosed Form of Proxy will be first sent or given to Stockholders is December 22, 1999.

     All information regarding the shares of the Company's Common Stock contained in this Proxy Statement has been adjusted to reflect the reverse stock split in the Common Stock effective on January 27, 1999.

                             ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors shall be not less than three (3) nor more than fifteen (15) members. The Board of Directors has fixed at eight (8) the number of Directors which will constitute the Board for the ensuing year.

     The Certificate of Incorporation and Bylaws of the Company provide for a classified Board of Directors, with the Board divided into three classes. At the 2000 meeting, three directors are to be elected for a term of three (3) years, and until their successors are duly elected and qualified. It is proposed that Messrs. Hollis Taylor, Robert L. List and George N. Riordan, current Directors of the Company, be elected for a term of three (3) years. The Board of Directors has no reason to believe that the nominees will refuse to act or be unable to accept election; however, in such event or if any other unforeseen contingencies should arise, it is intended that the proxies will be voted for such other persons as may be recommended by the Board of Directors.

                             THE BOARD OF DIRECTORS

     The following table indicates the name, age, principal occupation, position and offices with the Company for past five years, term of office and period during which he has served as such, of each Director and Director nominee.

                                         PROPOSED
                                         TERM OR
                              DIRECTOR   TERM TO                    ALL POSITIONS HELD
         NAME           AGE    SINCE      EXPIRE                      PAST FIVE YEARS
         ----           ---   --------   --------                   ------------------
Hollis Taylor           63      1974       2003     President and Chief Executive Officer.
Robert L. List          62      1993       2003     President, "Hammond's Candies Since 1920, LLC"
                                                      since May 1997, and President, West Indies Candy
                                                      Company since March 1993; Director, Mercury Air
                                                      Group, Inc. since 1990.
George N. Riordan       66      1994       2003     Managing partner, George Riordan & Co., investment
                                                      bankers; Chairman of the Board, MSC Software
                                                      Corporation, January 1997 to January 1999.
                                                      Director 1983 to date.
-------------------------------------------------------------------------------------------------------
Jesse Arrambide, III    47      1977       2002     Chairman of the Board of Directors since August
                                                      1993, and Chief Operations Officer since
                                                      December, 1994; President, A & A Foods, Inc. and
                                                      President, A & A Foods No. 2, Inc., operators of
                                                      restaurants, since 1994.
Tomas Orendain          66      1993       2002     President, T.S. Orendain Associates, Inc., an
                                                      architectural firm. Chairman of the Board,
                                                      Orendain Telecommunication Services, Inc. since
                                                      1995.
-------------------------------------------------------------------------------------------------------
Rudolph Rodriguez, Jr.  67      1993       2001     Chairman, and Chief Executive Officer, Rodriguez
                                                      Festive Foods, Inc., a manufacturer of Mexican
                                                      Food products; Advisory Board Member, Chase Bank
                                                      of Texas NA, Fort Worth, Texas.
Samuel L. Carlson       63      1993       2001     Senior Vice President, Administration and
                                                      Secretary.
David Oden              39      1998       2001     Senior Vice President and Chief Financial Officer,
                                                      TX. C. C., Inc., operator of the Texas Land &
                                                      Cattle Steak House restaurant chain, since
                                                      October 1998; Chief Financial Officer, TX. C. C.,
                                                      Inc. from July 1997 to October 1998; Senior Vice
                                                      President and Chief Financial Officer, Silver
                                                      Diner, Inc. from September 1995 to July 1997;
                                                      Vice President, Treasurer, Chief Financial
                                                      Officer and Assistant Secretary of Pancho's
                                                      Mexican Buffet, Inc. from January 1991 to July
                                                      1995.
-------------------------------------------------------------------------------------------------------

                       BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors is convened annually following its election at the Annual Meeting of Stockholders, and at that time it elects officers and appoints committees to serve at the pleasure of the Board.

     During the fiscal year ending September 30, 1999, the Board of Directors held five meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and Committees of the Board on which he served during the fiscal year.

     The Compensation Committee is composed of Messrs. Tomas Orendain, George N. Riordan and Robert L. List. This committee met one time during the past fiscal year. Its function is to approve officers' salaries, administer executive compensation plans, and approve officers' bonuses.

     The Nominating Committee, composed of Messrs. George N. Riordan and Tomas Orendain, will consider requests for nominations to the Board submitted in writing to the Secretary of the corporation at the principal executive offices of the corporation not less than 60 days, nor more than 90 days, prior to the next annual meeting of Stockholders presently scheduled to be held on January 24, 2001. Such request for nomination should include sufficient biographical material and other information required by Article II, Section 12 of the Bylaws to permit an appropriate evaluation by the Nominating Committee. This committee had one meeting during the past fiscal year.

     The Audit Committee, which met three times during the fiscal year, is composed of Messrs. Robert L. List, David Oden and Rudolph Rodriguez, Jr. The function of the Audit Committee includes reviewing the engagement of the independent auditors, the scope and timing of the audit, certain non-audit services to be rendered by the independent auditors, reviewing the report of the independent auditors upon completion of their audit, and reviewing with the independent auditors and management the Company's policies and procedures with respect to accounting and financial controls.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                            AS OF DECEMBER 16, 1999

     The Company has only one outstanding class of equity securities, its Common Stock par value $.10. Unless otherwise indicated, all shares are owned directly and the owner has sole voting and investment powers with respect thereto.

     The security ownership, as of December 16, 1999, of certain beneficial owners known to the Company to own more than five percent of the Company's Common Stock was:

        NAME AND ADDRESS OF          AMOUNT AND NATURE OF   PERCENT
         BENEFICIAL OWNER            BENEFICIAL OWNERSHIP   OF CLASS
        -------------------          --------------------   --------
Dimensional Fund Advisors Inc.(1)            84,863          5.80%
  1299 Ocean Ave., 11th Floor
  Santa Monica, CA 90401
Carolina S. Arrambide                        79,974          5.46%
  3116 Westador Drive
  Arlington, Texas 76015

---------------

(1) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 84,863 shares of Pancho's Mexican Buffet, Inc., all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

     Cede & Co. and other central clearinghouses were the record holders of approximately 1,074,380 shares (73.4%), which include shares beneficially owned by some of the entities listed above.

     The security ownership as of December 16, 1999 including shares subject to options that are exercisable in the next 60 days, (all Common Stock) of (i) Directors and executive officers and (ii) Directors and executive officers as a group, was:

            NAME OF                 AMOUNT AND NATURE OF      PERCENT
       BENEFICIAL OWNER          BENEFICIAL OWNERSHIP(1)(2)   OF CLASS
       ----------------          --------------------------   --------
Hollis Taylor                              65,203(3)            4.25
Samuel L. Carlson                          20,886               1.36
Jesse Arrambide, III                       36,970(3)(6)         2.41
Robert L. List                              9,516(4)             .62
Rudolph Rodriguez, Jr.                     10,849(4)             .71
W. Brad Fagan                               4,385(8)             .29
Tomas S. Orendain                           9,516(4)             .62
George N. Riordan                           9,516(7)             .62
David Oden                                  2,555(9)             .17
All Directors and executive               169,397(5)           11.03
  officers as a group

---------------

(1) Includes shares purchased by the employee stock purchase plan through September 30, 1999.

(2) Based on presently exercisable options which are indicated in the following footnotes to this table, the percentage ownership is calculated on the assumption that the shares presently purchasable, or purchasable within the next sixty days, underlying such options are outstanding.

(3) This amount includes 24,666 shares subject to options that are exercisable within the next sixty days.

(4) This amount includes 5,163 shares subject to options that are exercisable within the next sixty days.

(5) This amount includes 72,066 shares that directors and executive officers have the right to acquire within the next sixty days through the exercise of stock options. The exercise price of all these options is higher than the market price of the Company's stock on December 16, 1999.

(6) Estate of Jesse Arrambide has pledged 31,086 of the Company's common shares for various loans. Jesse Arrambide, III acts as Independent Executor and has sole voting power of these shares. Jesse Arrambide, III disclaims beneficial ownership of these securities.

(7) This amount includes 4,497 shares subject to options that are exercisable within the next sixty days.

(8) This amount includes 2,332 shares subject to options that are exercisable within the next sixty days.

(9) This amount includes 416 shares subject to options that are exercisable within the next sixty days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") and the Nasdaq initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, for the year ended September 30, 1999, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten-percent beneficial owners were filed on a timely basis.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following sets forth information concerning the compensation of the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company (the "Named Executive Officers") for the fiscal years shown, when compensation exceeded $100,000.

                                                                                                      LONG TERM
                                                                                                     COMPENSATION
                                                    ANNUAL COMPENSATION                                 AWARDS       ALL OTHER
                                  FISCAL   -------------------------------------    OTHER ANNUAL     ------------   COMPENSATION
  NAME AND PRINCIPAL POSITION      YEAR    SALARY($)   BONUS($)(1)   BONUS($)(2)   COMPENSATION(3)     OPTIONS         ($)(4)
  ---------------------------     ------   ---------   -----------   -----------   ---------------   ------------   ------------
Hollis Taylor...................   1999    $195,000       64,000     $  30,441                                      $
  President and Chief              1998     194,465                     31,949                                          4,496
  Executive Officer                1997     176,788                     33,703                                          4,588
Jesse Arrambide III.............   1999     160,000       42,000        14,094
  Chairman of the Board and        1998     155,557                     15,975                                            722
  Chief Operations Officer         1997     135,046                     15,591                                            671
Samuel L. Carlson...............   1999     125,000       33,000        21,141
  Senior Vice President            1998     123,524                     22,172                                          1,688
  Administration and               1997     110,492                     23,387                                          1,720
    Secretary
W. Brad Fagan...................   1999     100,000       26,000
  Vice President, Treasurer        1998      95,382                                                                       390
  and Assistant Secretary          1997      79,800                                                                       390

---------------

(1) Annual incentive plan. (see Report of the Compensation Committee of the Board of Directors)

(2) Stock bonus program. (see Report of the Compensation Committee of the Board of Directors)

(3) "Other Annual Compensation" is intended to cover forms of annual compensation not properly categorized as salary or bonus, including perquisites. No named executive received such compensation or perquisites which exceeded a threshold level for disclosure purposes.

(4) The totals in the column reflect the value of the Company contributions to each named executive under the Employee Stock Purchase Program and additional life insurance. These amounts for the 1999 fiscal year were as
    follows: Hollis Taylor: $     and $     . Jesse Arrambide III: $     and
    $     . Samuel L. Carlson: $0 and $     and W. Brad Fagan: $     and 0.

      AGGREGATED OPTION EXERCISES IN 1999 AND 1999 YEAR-END OPTION VALUES

                                                                         NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                              OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                            SHARES                        SEPTEMBER 30, 1999         SEPTEMBER 30, 1999(1)(2)
                                           ACQUIRED        VALUE      ---------------------------   ---------------------------
                  NAME                    ON EXERCISE   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                  ----                    -----------   -----------   -----------   -------------   -----------   -------------
Hollis Taylor...........................       0           N.A.         24,666                          $0              0
Jesse Arrambide III.....................       0           N.A.         24,666                           0              0
W. Brad Fagan...........................       0           N.A.          2,332                           0              0

---------------

(1) Market value less exercise price, before payment of applicable income taxes.

(2) Exercise price is higher than market price of Company's stock.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL

     There currently exist Employment Agreements between the Company and Messrs. Taylor, Arrambide, Carlson and Fagan, providing that Messrs. Taylor, Arrambide, Carlson and Fagan are to be employed by the Company at a base salary of not less than $195,000, $160,000, $125,000 and $100,000 per year, respectively. These
Agreements are considered for automatic renewal on December 31 of each succeeding year for a period of five years, expressly subject to the approval of the Compensation Committee. As these contracts have not been renewed, they are scheduled to expire by their terms on December 31, 2001, which is five years from the date of the last automatic renewal on December 31, 1996. During the term of the aforesaid Employment Agreements, these individuals are to serve as officers of the Company and perform such services similar to and not inconsistent with the present positions held by each with the Company. In addition, they shall be eligible to participate in all Company benefit, bonus and other plans. Under the terms of each Employment Agreement, such employment may be terminated for "cause" as defined in each Employment Agreement. See 1992 Stock Option Plan for change in control provisions.

                           COMPENSATION OF DIRECTORS

     Each member of the Board of Directors who is not an employee of the Company receives a Director's fee, in the amount of $10,000 cash annually, and reimbursement of actual expenses incurred. Directors who are not employees of the Company have in the past received options under both the Stock Option Plan for Non-Employee Directors and the 1992 Stock Option Plan. Non-employee Directors will receive future automatic option grants under the 1992 Stock Option Plan, and if approved by shareholders at the meeting on January 26, 2000, under the 1998 Restricted Stock Plan for Directors will receive shares of the Company's stock in the amount of $2,500 quarterly, based on market price.

1992 STOCK OPTION PLAN

     The 1992 Stock Option Plan (1992 Plan) was approved by the shareholders at the Annual Meeting held January 27, 1993, and amended at the Annual Meeting held January 28, 1998. Under the 1992 Plan, each Director of the Company who was not an employee automatically received a non-qualified stock option immediately following the Annual Meeting of Shareholders held on January 27, 1993, in the amount of 1,666 shares of the Company's Common Stock. At each Annual Meeting of the shareholders thereafter, each Director of the Company who is not an employee of the Company will automatically receive a non-qualified stock option covering 1,333 shares of the Company's Common Stock. All options granted under the 1992 Plan will have an exercise price equal to the fair market value of the Common Stock on the date of the Annual meeting of the shareholders to which it relates. Each option granted will have a term not to exceed ten (10) years and generally will become exercisable at the rate of twenty-five percent (25%) for each year the optionee remains with the Company as a Director. Options granted to a Director can, in no event, be exercisable until the lapse of six (6) months from the date of grant.

     Other than in the case of a reincorporation of the Company in another state, in the event of (i) dissolution or liquidation of the Company, (ii) a transaction in which more than 50 percent of the shares of the Company that are entitled to vote are exchanged, or (iii) any merger or consolidation or other reorganization in which the Company is not the surviving corporation (or in which the Company becomes a subsidiary of another corporation), outstanding options under this Plan shall become fully exercisable immediately prior to any such event.

     Unless terminated earlier by reason of expiration of the option term, options under the 1992 Option Plan will terminate (a) three months after the optionee's directorship terminates for reasons other than death or disability;
(b) 12 months after termination for disability; and (c) the normal termination date, in the case of death. All options granted under the 1992 Plan will be non-transferable by the optionee other than by Will or the laws of descent and distribution. Such options may contain such other terms, provisions and conditions not inconsistent with the 1992 Plan.

     Pursuant to the terms of the 1992 Plan, options covering 110,333 shares at a market price of $34.125 were granted to officers and employees of the Company on December 16, 1993 and 1,666 shares at a price of 9.2625 on September 29, 1995, and to non-employee Directors, 5,000 shares on January 26, 1994, 4,000 shares on January 25, 1995 and January 24, 1996, 3,333 shares on January 22, 1997 and 5,333 shares on January 28, 1998 and 7,000 shares on January 27, 1999. On February 3, 2000, options covering 6,665 shares of the Company's Common Stock will automatically be granted to the non-employee Directors of the Company. Options to purchase 100,061 shares of the Company's Common Stock were outstanding as of September 30, 1999. With the exception of the automatic grants to non-employee directors, no other options were granted, and no options were exercised during the fiscal year ended September 30, 1999. The exercise price of all outstanding vested options is higher than the market price of the Company's stock on December 9, 1999.

                           INDEBTEDNESS OF MANAGEMENT

     Jesse Arrambide, III, who is Chairman of the Board and Chief Operations Officer of the Company, and Arrambide family-owned restaurant operations, collectively, were indebted to the Company in the amount of $0 as of December 16, 1999. The largest aggregate amount of such indebtedness outstanding since October 1, 1998 was $61,852. Interest is charged with respect to such balance at a rate of 9.5% per annum.

     This indebtedness, including certain advances, was incurred by Jesse Arrambide, III, individually, in connection with a Company loan to purchase Company stock, and by the Arrambide family-owned restaurant operations in connection with the purchases from the Company of supplies and equipment on a cost plus basis.

     As of December 16, 1999 no other executive officer and/or director had an outstanding balance in excess of $60,000.

                        COMPANY STOCK PRICE PERFORMANCE

     The graph below compares the cumulative total shareholder return on $100 invested at market close on September 30, 1994, assuming the reinvestment of all dividends, on the Common Stock of the Company for the last five years with the cumulative total return of the Nasdaq Stock Market Index (US Companies) and the Nasdaq Eating and Drinking places (US Companies).

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                         PANCHO'S MEXICAN BUFFET, INC.

                                    [CHART]

                                                                         YEAR ENDED SEPTEMBER 30
                                                              ---------------------------------------------
                                                              1994    1995    1996    1997    1998    1999
                                                              -----   -----   -----   -----   -----   -----
        Pancho's Mexican Buffet, Inc.                         100.0    36.9    24.1    27.5    10.5    14.0
        Nasdaq Stock Market Index (US Companies)              100.0   138.1   163.8   225.0   228.8   371.5
        Nasdaq Eating & Drinking Places (US Companies)        100.0   108.1   108.4    99.6    66.2    67.7

NOTES:
    A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

    B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

    C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

    D. The index level for all series was set to $100.00 on 09/30/94.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, establishes the compensation plans and specific compensation levels for executive officers and administers the Company's annual incentive plan and stock option plan. The Compensation Committee is composed of three independent, non-employee directors who have no interlocking relationships as defined by the SEC.

     The compensation committee relies primarily on data supplied by outside consultants. Base salary, annual incentive and long-term incentive comparisons are made relative to companies within the food and restaurant industry with revenues closely comparable to the Company.

     The compensation program for executives is viewed as a total compensation package comprised of base salary, annual incentives and long-term capital appreciation opportunities in the form of stock options and a stock purchase program. The total cash compensation is comprised of base salaries that are targeted to be slightly less than the average market salaries for comparable companies with annual incentive opportunity targeted at a level higher than average if targeted performance levels are attained.

ANNUAL INCENTIVE

     The Officer's Bonus program is designed to reward executives for the annual growth of the Company. Officers become eligible for a bonus only after a predetermined level of consolidated earnings, before income taxes and payouts of officer's bonuses has been met. Once the plan target has been met, bonuses as a percentage of base salary are paid to executives based upon a graduated schedule. The bonus percentage depends upon the degree to which the plan was exceeded. Hollis Taylor is eligible for an additional 25% above the target bonus. To be eligible, all officers must be employed at the end of the fiscal year and any new officer would receive a bonus based on a pro-rata basis. Payment of bonuses is made after the annual audit. Refer to Summary Compensation Table for the bonuses paid.

LONG-TERM INCENTIVES

     The stock bonus program utilized by the Company is designed to (1) align executives with the long-term goals of the Company, (2) create an environment whereby executives are aligned closely with shareholders and (3) encourage high levels of stock ownership. Primary emphasis of the total compensation package for executives is placed on the long-term component. The program of the Company provides loans to executives to purchase shares of stock at a fixed market price. The loan must be paid off ratably over ten years. If the financial position of the Company and individual performance warrants, the Company pays to the executive a stock bonus to cover the cost of the annual loan payment. While this program has been successful, the long-term incentive compensation is below market.

CEO COMPENSATION

     The Compensation Committee believes that the Chief Executive Officer's
(CEO) compensation should be influenced by Company performance. Therefore, although there is necessarily some subjectivity in setting the CEO's salary, elements of the compensation package are directly tied to Company performance. The Committee establishes the CEO's salary by reviewing annually the salaries of CEO's of comparably-sized companies and their performance according to data obtained by the Committee from independent outside consultants. In addition, the CEO participates in the annual incentive plan described above.

     The number of shares granted to the CEO is determined by the subjective evaluation of the executive's ability to influence the Company's long-term growth and profitability. The last grant of options the CEO received consisted of 74,000 shares granted in 1993 at a market price of $11.375 per share. All shares available to be purchased by the executive are granted at the current market price. A loan was made to the CEO in 1992 to purchase 20,000 shares at a market price of $7.875 per share. The loan is payable over ten years plus interest. It has been Company policy to grant a bonus to the CEO in an amount to cover the annual loan cost if the Company is in a financial position to make such a payment and if the CEO's performance warranted such stock bonus. During the fiscal year, the Company paid a stock bonus of $30,441 to the CEO.

Compensation Committee:

         Tomas Orendain
         George N. Riordan
         Robert L. List

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding report and the Company Stock Performance Chart on Page 8 shall not be incorporated by reference into any such filings.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Rudolph Rodriguez, Jr., Director, is Chairman and Chief Executive Officer of Rodriguez Festive Foods, Inc., which sold products to the Company's outside distributor, which are then purchased by the Company, in the amount of $1,439,148 during the fiscal year ended September 30, 1999. In the same fiscal year, Rodriguez Festive Foods, Inc. purchased items in the amount of $1,784 from the Company. Rodriguez Festive Foods, Inc. also leases the Company's cold storage facilities formerly used by the Company's food distribution center. The lease is for $5,000 per month expiring on October 31, 2000. All of the foregoing transactions with Rodriguez Festive Foods, Inc. were entered into in the ordinary course of business, and it is believed that the terms and conditions are no less favorable to the Company than they would have been for similar transactions with unrelated parties.

     Occasional sales of supplies and equipment are made on a cost plus basis to the family owned restaurant operations of Jesse Arrambide III, Chairman of the Board and Chief Operations Officer of the Company. Sales were $1,021 for the year ended September 30, 1999.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The independent auditors of the Company are Deloitte & Touche LLP, who have acted in that capacity for many years. The Company has requested that Deloitte & Touche LLP act as the independent auditors for the Company for fiscal 2000. Representatives of Deloitte & Touche LLP will be present at the annual meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions addressed to them.

               PROPOSAL TO APPROVE THE 1998 RESTRICTED STOCK PLAN
                 FOR NON-EMPLOYEE DIRECTORS AND THE ISSUANCE OF
                 COMMON STOCK PREVIOUSLY GRANTED UNDER THE PLAN

     Effective January 1, 1998, the Board of Directors adopted the 1998 Restricted Stock Plan for Non-Employee Directors (the "Plan"). The Plan authorizes the issuance of up to 33,333 shares of the Company's Common Stock to non-employee Directors of the Company. The following five persons are currently non-employee Directors of the Company: Robert L. List, George N. Riordan, Tomas Orendain, Rudolph Rodriguez, Jr., and David Oden. Of these persons, Messrs. List and Riordan are nominees for election to the Board of Directors.

     The purpose of the Plan is to permit grants of shares of Common Stock, subject to certain restrictions, to compensate non-employee Directors, to reward such Directors for performance and to increase their ownership of Common Stock.

     The stockholders are being requested to approve the adoption of the Plan and the issuance of Common Stock that has previously occurred pursuant to the terms of the Plan. The Board of Directors believes that it is in the best interests of the Company and its stockholders to approve such adoption and issuance. A vote of a majority of the votes cast at the meeting, in person or by proxy, is required to approve the foregoing proposal. By approving the Plan, stockholders will also be approving the previous issuance of Common Stock under the Plan. Abstentions and broker non-votes are not counted as votes cast.

     All share information contained in the following discussion of the Plan has been adjusted to reflect the reverse stock split of Common Stock effective January 27, 1998.

BACKGROUND

     From January 1, 1998, through April 5, 1999, the Board of Directors awarded and issued an aggregate of 19,552 shares of Common Stock to non-employee Directors pursuant to the Plan, as indicated in the following table. All amounts in the table, including the closing price of the Common Stock on the date of the grant, reflect the reverse stock split.

                                          CLOSING PRICE OF                               NUMBER OF
                                            COMMON STOCK                               SHARES AWARDED
DATE OF GRANT                             ON DATE OF GRANT         RECIPIENTS         TO EACH DIRECTOR
-------------                             ----------------         ----------         ----------------
January 5, 1998.........................      $6.09375       Robert L. List                  410
                                                             Tomas Orendain
                                                             George N. Riordan
                                                             Rudolph Rodriguez, Jr.
April 2, 1998...........................      $5.25          Robert L. List                  476
                                                             Tomas Orendain
                                                             George N. Riordan
                                                             Rudolph Rodriguez, Jr.
June 30, 1998...........................      $5.0625        Robert L. List                  494
                                                             Tomas Orendain
                                                             George N. Riordan
                                                             Rudolph Rodriguez, Jr.
October 2, 1998.........................      $3.00          Robert L. List                  833
                                                             Tomas Orendain
                                                             George N. Riordan
                                                             Rudolph Rodriguez, Jr.

                                          CLOSING PRICE OF                               NUMBER OF
                                            COMMON STOCK                               SHARES AWARDED
DATE OF GRANT                             ON DATE OF GRANT         RECIPIENTS         TO EACH DIRECTOR
-------------                             ----------------         ----------         ----------------
January 4, 1999.........................      $1.9689        Robert L. List                1,270
                                                             David Oden
                                                             Tomas Orendain
                                                             George N. Riordan
                                                             Rudolph Rodriguez, Jr.
April 5, 1999...........................      $2.8750        Robert L. List                  870
                                                             David Oden
                                                             Tomas Orendain
                                                             George N. Riordan
                                                             Rudolph Rodriguez, Jr.

     In accordance with the Plan, these shares are "restricted stock." As a result, the shares have certain restrictions on transfer until the death, disability or retirement of the Director. See "-- Description of the Plan" below.

     The rules of the Nasdaq Stock Market generally require, with certain exceptions, approval of stock option plans of a company that is listed on the Nasdaq when a stock option or purchase plan is to be established. The Company, however, inadvertently failed to obtain stockholder approval of the Plan in accordance with these rules when the Board of Directors approved the Plan. Nasdaq brought this omission to the Company's attention and requested that the Company submit a proposal to remedy the rule violation as a condition to the Company's stock being listed on the Nasdaq SmallCap Market.

     The Board of Directors determined to remedy the inadvertent violation of Nasdaq's rules by adopting a resolution that provides that future issuance of restricted shares of the Company's Common Stock pursuant to the Plan be suspended until the Company's stockholders considered approving the Plan. The 19,552 restricted shares of the Company's Common Stock that have been previously issued under the Plan will remain outstanding, unless the Plan is not approved by the Company's stockholders, in which case the shares will be canceled. Nasdaq accepted this remedial plan of action, and the Common Stock was subsequently approved for listing on the Nasdaq SmallCap Market.

DESCRIPTION OF THE PLAN

     The maximum number of shares of Common Stock that may be awarded under the Plan is 33,333 shares. If a grant of restricted shares under the Plan is forfeited, the shares subject to such forfeiture will not be available for future grants as restricted shares under the Plan.

     The Plan will be administered by a committee (the "Committee") of the Board of Directors of the Company, consisting of three or more members of the Board of Directors. The Board of Directors may also assume, at its sole discretion, administration of the Plan. The Committee will have the authority to interpret the Plan and to establish, amend and rescind rules and regulations relating to the Plan.

     The Plan provides that each non-employee Director of the Company will receive each year restricted shares having a fair market value of $10,000. The restricted shares will be granted quarterly at the close of trading on the first business day in January, April, July and October. Each quarterly grant will be equal to that number of shares of Common Stock that has a value of $2,500, based on the closing price of the Company's Common Stock on the day of the grant.

     The shares of stock granted under the Plan will be subject to certain restrictions described in the following paragraph for a period (the "Restriction Period") commencing on the date of the grant and ending on the date the Director ceases to be a Director of the Company by reason of death, disability or retirement. A grant of restricted shares will be effective for the Restriction Period and may not be revoked.

     The Company will hold the restricted shares for the account of the Director. The Director receiving the restricted shares will have all of the rights and privileges of a stockholder as to the restricted shares (including the right to vote the shares and to receive dividends), subject to the following restrictions: (i) the Director will not be entitled to delivery of the stock certificate until the expiration of the Restriction Period; (ii) none of the restricted shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restriction Period; and (iii) all of the restricted shares will be forfeited if the Director ceases to be a Director for any reason other than death, disability or retirement.

     The Company is not required to issue any certificate for restricted shares granted under the Plan prior to (i) obtaining any approval from any governmental agency that the Company, in its sole discretion, determines to be necessary or advisable, (ii) the admission of the shares to listing on any stock exchange on which the Company may then be listed, (iii) the completion of any registration or other qualification of the shares under any state or federal law or rulings or regulations of any governmental body that the Company, in its sole discretion, determines to be necessary or advisable, and (iv) six months and one day after any grant of restricted shares.

     The Plan provides that in the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares of the Company, the Board of Directors will make an equitable adjustment to preserve benefits under the Plan as it may deem appropriate in the number and kind of shares authorized by the Plan and in the number and kind of shares or other securities or property covered by awards under the Plan. Other than in the case of a reincorporation of the Company in another state, the Plan provides that in the event of (i) dissolution or liquidation of the Company, (ii) a transaction in which more than 50% of the shares of the Company that are entitled to vote are exchanged, or (iii) any merger or consolidation or other reorganization in which the Company is not the surviving corporation (or in which the Company becomes the subsidiary of another company), outstanding awards under the Plan will become free of all restrictions immediately prior to any such event.

     No restricted shares may be granted under the Plan after December 31, 2002, but grants of restricted shares previously granted may extend beyond that date, and the terms and conditions of the Plan will continue to apply to these grants. The Board of Directors may terminate the Plan at any time with respect to any shares of Common Stock not at the time subject to outstanding awards. The Board of Directors may from time to time alter or amend the Plan or any part of the Plan.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

     A Stockholder intending to present a proposal for inclusion in the Company's proxy statement and form of proxy for the Company's next Annual Meeting of Stockholders must deliver such proposal in writing to the Company's principal executive offices no later than August 23, 2000.

     If a Stockholder desires to bring business before the meeting which is not the subject of a proposal timely submitted for inclusion in the Proxy statement, the Stockholder must follow the procedures outlined in the Company's Bylaws. A copy of these procedures is available upon request from the Secretary of the Company. 3500 Noble Avenue, Fort Worth, Texas 76111. One of the procedural requirements in the Bylaws is timely notice in writing of the business the Stockholder proposes to bring before the meeting. Notice must be received not less than 60 days nor more than 90 days prior to the meeting.

             OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

     The Company knows of no matters other than those above stated which are to be brought before the meeting. It is intended that the persons named in the enclosed Proxy will vote your stock according to their best judgment if any other matters do properly come before the meeting.

     A copy of the Annual Report for fiscal 1999 is being mailed to Stockholders with the Proxy Statement. The Annual Report is not to be regarded as proxy-soliciting material or a communication by means of which any solicitation is to be made.

     Whether or not you intend to be present at this meeting, you are urged to return the Proxy promptly. If you are present at the meeting, and wish to vote your stock in person, this Proxy shall, at your request, be returned to you at the meeting.

                                            By Order of the Board of Directors

                                                     SAMUEL L. CARLSON
                                                         Secretary

Dated: December 20, 1999

                     SITE OF PANCHO'S MEXICAN BUFFET, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                   WEDNESDAY, FEBRUARY 2, 2000 AT 10:00 A.M.

                            PANCHO'S MEXICAN BUFFET
                               68 BROADWAY SQUARE
                               GUS THOMASSON RD.
                             MESQUITE, TEXAS 75150

                             TELEPHONE 972-681-1435

                     SITE OF PANCHO'S MEXICAN BUFFET, INC.

              1998 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
                        OF PANCHO'S MEXICAN BUFFET, INC.


1.  PURPOSE

         The purpose of the 1998 Restricted Stock Plan for Non-Employee Directors of Pancho's Mexican Buffet, Inc. is to permit grants of shares of Common Stock subject to restrictions in order to compensate Non-Employee Directors of the Company, to reward such Directors for performance and to increase their ownership of Common Stock.

2.  DEFINITIONS

         The following terms shall have the following meanings:

           "Act" means the Securities Exchange Act of 1934, as amended.

           "Award" means an award of Restricted Shares pursuant to the Plan.

           "Beneficiary" means any person or persons designated in writing by a Participant to the Committee on a form prescribed by it for that purpose, which designatio shall be revocable at any time by the participant prior to his or her death, provided that, in the absence of such a designation or the failure of the person or persons so designated to survive the Participant, "Beneficiary" shall mean such participant's estate.

           "Board" means the Board of Directors of the Company.

           "Committee" means the Committee designated by the Board to administer the Plan pursuant to Section 3.

           "Common Stock" means the Common Stock, par value $0.10 per share, of the Company.

           "Company" means Pancho's Mexican Buffet, Inc., a Delaware corporation, or any successor corporation.

           "Disability" of a Participant means that the Participant is disabled due to a physical or mental condition so as to be prevented from engaging in further services as a director of the Company.

           "Non-Employee Director" means a director of the Company who is not a full-time officer of employee of the Company or any of its subsidiaries or affiliates.

           "Participant" means any Non-Employee Director of the Company who is granted an Award under the Plan.

           "Plan" means this 1998 Restricted Stock Plan for Non-Employee Directors, as amended from time to time.

           "Restricted Shares" means shares of Common Stock subject to an Award granted under the Plan.

           "Restriction Period" means the period of time during which the restrictions described in Section 7(b) shall be applicable.

           "Retirement" of a Participant means termination of service, while in good standing and not in violation of law, as a director of the Company; provided that Participant had served as a director of the Company for at least three (3) years from the date the restricted shares were granted to such Participant.


3.  ADMINISTRATION

         The Plan shall be administered by the Committee which shall comprise not less than three members of the Board; provided, however, that the Board may assume, at its sole discretion, administration of the Plan. The Committee shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and Awards granted thereunder as it may deem necessary or advisable. Each grant of Restricted Shares shall, if required by the Committee, be evidenced by an agreement to be executed by the Company and the Participant and to contain provisions not inconsistent with the Plan. All determinations of the Committee shall be by a majority of its members and shall be evidenced by resolution, written consent or other appropriate action, and the Committee's determinations shall be final. Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company.

4.  ELIGIBILITY

         All Non-Employee Directors are eligible to participate in the Plan.

5.  STOCK SUBJECT TO THE PLAN

         Subject to the provisions of Section 9, the maximum number of shares of Common Stock subject to Awards under the Plan shall be 100,000 shares. Shares of Common Stock subject to Awards under the Plan, in the discretion of the Board, may be either authorized but unissued shares or shares previously issued and reacquired by the Company. Upon the forfeiture (in whole or in part) of a grant of Restricted Shares, the shares of Common Stock subject to such forfeiture shall not be available for grant as Restricted Shares under the Plan.

6.  AWARDS UNDER THE PLAN

         All Non-Employee Directors shall each receive each year during the term of the Plan, restricted shares having a fair market value of $10,000, such restricted shares to be granted quarterly, commencing in 1998, at the close of trading on the first business day in January, April, July and October. Each such quarterly grant of restricted shares to each Non-Employee Director shall be that number of shares of common stock which shall have a value of $2,500 based on the closing price of the Company's common stock on the day of the grant. Each Participant shall immediately notify the Company of any election made by the Participant under Section 83(b) of the Internal Revenue Code with respect to a grant received by the Participant.

7.  TERMS AND CONDITIONS OF AWARDS

         (a) General. With respect to each grant of Restricted Shares under the Plan to a director, the restrictions set forth in Section 7(b) shall apply to such Restricted Shares for a period (the "Restriction Period") commencing on the date of grant and ending on the date such director ceases to be a director of the Company by reason of death, disability or retirement. A grant of Restricted Shares shall be effective for the Restriction Period and may not be revoked.

         (b) Restrictions. A the time of grant of Restricted Shares to a Participant, a certificate representing the appropriate number of shares of Common Stock as set forth in Section 6 hereof, shall be registered in the Participant's name but shall be held by the Company for his or her account. The Participant shall have the entire beneficial ownership interest in, and all rights and privileges of a stockholder as to, such Restricted Shares, including the right to vote such Restricted Shares and the right to receive dividends, subject to the following restrictions: (i) the Participant shall not be entitled to delivery of the stock certificate until the expiration of the Restriction Period; (ii) none of the Restricted Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restriction Period; and (iii) all of the Restricted Shares shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate without further obligation on the part of the Company if the Participant ceases to be a director of the Company for any reason other than death, disability or retirement. Any shares of Common Stock or other securities or property received as a result of a transaction listed in Section 9 shall be subject to the same restrictions as such Restricted Shares.

         (c) Delivery of Restricted Shares. At the end of the Restriction Period all restrictions applicable to the Restricted Shares shall lapse, and a stock certificate for a number of shares of Common Stock equal to the number of Restricted Shares, free of all restrictions, shall be delivered to the Participant or his Beneficiary, as the case may be.

8.  REGULATORY APPROVALS AND LISTING

         The Company shall not be required to issue to a Participant or a Beneficiary, as the case may be, any certificate for any Restricted Shares granted under the Plan prior to (i) the obtaining of any approval from any governmental agency which the company, in it sole discretion, shall determine to be necessary or advisable, (ii) the admission of such shares to listing on any stock exchange on which the Common Stock may then be listed, (iii) the completion of any registration or other qualification of such shares under any state or Federal law or rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable, and (iv) six months and one day after any grant of Restricted Shares to a Participant.

9.  ADJUSTMENT UPON CHANGES IN SHARES

         (a) In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares of the Company, the Board shall make such equitable adjustments to preserve benefits under the Plan as it may deem appropriate in the number and kind of shares authorized by the Plan and in the number and kind of shares or other securities or property covered by Awards.

         (b) Other than in the case of a reincorporation of the Company in another state, in the event of (i) dissolution or liquidation of the Company,
(ii) a transaction in which more than 50 percent of the shares of the Company that are entitled to vote are exchanged, or (iii) any merger or consolidation or other reorganization in which the Company is not the surviving corporation (or in which the Company becomes a subsidiary of another corporation), outstanding awards under this Plan shall become free of all restrictions immediately prior to any such event.

10.  TERM OF THE PLAN

         No Restricted Shares shall be granted pursuant to the Plan after December 31, 2002, but grants of Restricted Shares theretofore granted may extend beyond that date and the terms an conditions of the Plan shall continue to apply thereto.

11.  TERMINATION OR AMENDMENT OF THE PLAN

         The Board may at any time terminate the Plan with respect to any shares of Common Stock not at the time subject to outstanding Awards, and may from time to time alter or amend the Plan or any part thereof (including, but without limiting the generality of the foregoing, any amendment deemed necessary to ensure that the Company may obtain any approval referred to in Section 8 or to ensure that the grant of Awards, the payment of Restricted Shares or any other provision of the Plan complies with Section 16(b) of the Act), or any other applicable laws, regulations or exchange requirements.

12.  GENERAL PROVISIONS

         (a) Neither the Plan nor the grant of any Award nor any action by the Company or the Committee shall be held or construed to confer upon any person any right to continue to be a director of the Company.

         (b) All questions pertaining to the construction, regulation, validity and effect of the Plan shall be determined in accordance with the laws of the State of Delaware.

13.  EFFECTIVE DATE

         The Plan shall become effective on January 1, 1998

                        PANCHO'S MEXICAN BUFFET, INC.
                  PROXY FOR ANNUAL MEETING FEBRUARY 2, 2000
              THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

     That I, the undersigned, revoking all previous proxies do make, constitute and appoint Jesse Arrambide III, Samuel L. Carlson and Hollis Taylor, or any of them, my true and lawful attorneys, with power of substitution, for me and in my name to vote at the annual meeting of the stockholders of PANCHO'S MEXICAN BUFFET, INC. to be held on the 2nd day of February, 2000, and at any adjournment thereof, on all shares of stock of said Company standing in my name upon its books. No business other than the proposals described below are expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named herein will vote thereon in accordance with their best judgment to the extent permitted by law or regulation. The Board of Directors recommends a vote FOR proposals 1 & 2.

(1)  [ ] FOR   [ ] WITHHOLD VOTE   The election of Hollis Taylor, Robert L.
     List and George Riordan as directors. If you desire to withhold authority to vote for any individual nominee, please write that nominee's name on the space provided:

--------------------------------------------------------------------------------

(2)  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN   The proposal to approve the 1998
     Restricted Stock Plan for Non-Employee Directors and the issuance of the Company's Common Stock heretofore issued pursuant to such Plan.

      THIS PROXY, PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 & 2, AND IN THE DISCRETION OF THE PROXIES SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.


Date:
     ----------------------              ---------------------------------
                                                      Signature

                                         ---------------------------------


                                                    INSTRUCTIONS

                                         If signing in a representative
                                         capacity (as attorney, executor
                                         or administrator, trustee,
                                         guardian or custodian, corporate
                                         officer or general partner)
                                         please indicate such capacity
                                         following signature. Proxies for
                                         custodial accounts must be signed
                                         by the named custodian, not by
                                         the minor.